UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   September 16, 2004
                                                       ----------------------

                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


        1-5721                                            13-2615557
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(Commission File Number)                       (IRS Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                      10023
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(Address of Principal Executive Offices)                     (Zip Code)


                                  212-460-1900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

Leucadia National Corporation had previously disclosed that it had filed a notification and report pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with the Federal Trade Commission and the Department of Justice with respect to acquiring 50% or more of the outstanding common stock of MCI Inc., a telecommunications company (formerly known as WorldCom Inc.), that the waiting period had expired on August 9, 2004, and that it owned 15,738,100 shares of MCI common stock for an aggregate investment of approximately $245.9 million.

The Company has sold its interest in MCI stock for an aggregate pre-tax gain of approximately $20 million (inclusive of dividends received), which will be reflected in the Company's third quarter results of operations. The Company's sale of MCI stock should not be interpreted to mean that the Company is no longer interested in acquiring control of MCI, but no assurance can be given that the Company will acquire control of MCI.














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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LEUCADIA NATIONAL CORPORATION
                                            -----------------------------
                                                     (Registrant)

Date: September 24, 2004

                                            /s/ Joseph A. Orlando
                                            --------------------------------
                                            Name: Joseph A. Orlando
                                            Title: Vice President and Chief
                                                   Financial Officer













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